 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18 , 2022
______________________________________________________________________________________________________

WESTWOOD HOLDINGS GROUP, INC.
(Exact name of registrant as specified in charter)
______________________________________________________________________________________________________

Delaware	001-31234	75-2969997
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices)

(214) 756-6900
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	WHG	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
On November 18, 2022, Westwood Holdings Group, Inc. ("Westwood" or the "Company") filed a Current Report on Form 8-K (the "Initial 8-K") to report the completion of its acquisition of Salient Partners, L.P., a Delaware limited partnership ("Salient"), pursuant to that certain Purchase Agreement (the “Purchase Agreement”), dated as of May 25, 2022, by and the among the Company, Salient Partners, Salient Capital Management, LLC, a Delaware limited liability company and the other Sellers as listed on Annex A attached thereto.
This Amendment No. 1 (this “Amendment”) is being filed to amend and supplement Item 9.01 of the Initial 8-K to include (i) the audited financial statements of Salient as of and for the year ended December 31, 2021, (ii) the unaudited condensed financial statements of Salient as of and for the three and nine months ended September 30, 2022, and (iii) the unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2022, the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2022 and the unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2021, giving effect to transactions pursuant to the Purchase Agreement.

Item 9.01. Financial Statements and Exhibits
(a)    Financial statements of businesses acquired.
The audited financial statements of Salient as of and for the year ended December 31, 2021 are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.
The unaudited condensed financial statements of Salient as of and for the three and nine months ended September 30, 2022 are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.
(b)    Pro forma financial information.
The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2022 and the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2022 and for the year ended December 31, 2021, giving effect to the transactions pursuant to the Purchase Agreement, are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.
(d)    Exhibits
The following Exhibits are furnished with this Current Report on Form 8-K/A:

Exhibit Number	Description
23.1	Consent of Forvis, LLP.
99.1	Audited financial statements of Salient as of and for the years ended December 31, 2021 and 2020.
99.2	Unaudited condensed financial statements of Salient as of and for the three and nine months ended September 30, 2022.
99.3
Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2022 and unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2022 and for the year ended December 31, 2021, giving effect to the transactions pursuant to the Purchase Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.

Date: November 18, 2022	/s/ Brian O. Casey
Brian O. Casey
Chief Executive Officer